UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RICH UNCLES REAL ESTATE INVESTMENT TRUST I

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Rich Uncles Real Estate Investment Trust I Shareholders Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Rich Uncles Real Estate Investment

Trust I Annual Meeting of Shareholders to be held on November 10, 2017 at 11:00 A.M. Pacific Time

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are described below. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2016 annual report to shareholders are available at: https://news.richuncles.com/careit1proxy/

Easy Online Access – A convenient way to view proxy materials and vote

When you go online to view the annual meeting materials, you can also vote your shares.

Step 1: View proxy materials at https://news.richuncles.com/careit1proxy/

Step 2: Go to http://reit1proxymailvote.richuncles.com to begin voting

Step 3: As instructed, input your control number (found on the top right corner of this notice)

Step 4: Make your selection as instructed on each screen to vote

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice and photo identification with you.

The Annual Meeting of Shareholders of Rich Uncles Real Estate Investment Trust I (the “Company”)

will be held on November 10, 2017 at

3090 Bristol Street, Suite 550, Costa Mesa, CA 92626 at 11:00 A.M. Pacific Time.

Proposals to be voted on at the meeting are listed below along with the Board of Trust Managers’ recommendations.

The Board of Trust Managers of the Company recommends that you vote FOR each of the nominees listed in Proposal 1, and FOR Proposal 2:

Proposal 1) Election to the Board of Trust Managers of the seven director nominees listed below to serve until the 2018 annual meeting of shareholders.

01 – Harold C. Hofer	03 – Vipe Desai	05 – Jonathan Platt	07 – John Wang
02 – Raymond E. Wirta	04 – David Feinleib	06 – Jeffrey Randolph

Proposal 2) Ratification of the appointment of Anton & Chia LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents for this meeting or future meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a printed copy by calling (855)-742-4862 or by emailing info@richuncles.com. To facilitate timely delivery, all requests for a paper copy must be received by November 1, 2017.

PLEASE NOTE: You must use the number on the top right corner of this notice when requesting a printed set of proxy materials.